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                              RS INVESTMENT TRUST
                             PROSPECTUS SUPPLEMENT
                        TO PROSPECTUS DATED MAY 3, 1999
                         (AS REVISED DECEMBER 13, 1999)

RS MICROCAP GROWTH FUND
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The first sentence of the section "Principal investment strategies" on page 7 of the Prospectus is replaced with the following:

    "The Fund invests primarily in 'micro-cap' companies with market capitalizations of $750 million or less at the time of investment that, in RSIM, L.P.'s opinion, have potential for long-term capital appreciation."

                                                               February 29, 2000